Exhibit 4.1                       RepliGen                         COMMON STOCK

NUMBER                                                                SHARES
-XX-                                                                  -XXXX-
                              REPLIGEN CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                    See reverse for certain definitions and a statement as to the rights, preferences, privileges and restrictions of shares.

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

                                                               CUSIP 759916 10 9

THIS CERTIFIES THAT             - Specimen -


IS THE RECORD
HOLDER OF

                                 - XXXX (XXXX) -
  FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

REPLIGEN CORPORATION, transferable on the books of the Corporation in person or by attorney, upon the surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

      DATED: -XXX XX, XXXX-


                     Secretary                      President and CEO

      [SEAL]         Countersigned and Registered:
                            EquiServe
                                                    Transfer Agent and Registrar
                     By:

                                                    Authorized Signature

                              REPLIGEN CORPORATION

      The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to establish the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

      A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Corporation at its offices in Boston, Los Angeles or New York.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -- _____ Custodian _____
                                                          (Cust)         (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN - as joint tenants with right of
         survivorship and not as tenants in common     Act _____________________
                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

      For Value Received _______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock requested by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________________

                                    ____________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBILE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                         IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHANGE.